SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 14, 1997


                                Enteractive, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                     1-13360           22-3272662
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


           110 West 40th Street, Suite 2100, New York, New York 10018
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 221-6559


                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         On October 14, 1997, Enteractive, Inc. (the "Company") completed an exchange offer (the "Exchange Offer") to exchange twenty common stock purchase warrants expiring October 20, 1997 (the "Warrants") into one share of its common stock, $.01 par value per share. As a result of the Exchange Offer, 4,977,280 Warrants were exchanged for 248,864 newly-issued shares of Common Stock. The balance of 144,188 Warrants expired unexercised at October 20, 1997.



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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ENTERACTIVE, INC.



Dated: October 22, 1997                     By: /s/ Kenneth Gruber
                                                -------------------------------
                                                Name:  Kenneth Gruber
                                                Title: Chief Financial Officer
                                                       and Secretary



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